UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2006
Date of Report (Date of earliest event reported)

BANYAN CORPORATION
(Exact name of registrant as specified in its charter)

OREGON	000-26065
(State or other jurisdiction)	(Commission File Number)

Suite 500, 1925 Century Park East, Los Angeles, CA 90067
(Address of principal executive offices) (Zip Code)

(800) 808-0899
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

PART II. OTHER INFORMATION

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     The financial statements of Premier, pro forma financial information, and exhibits required by this item with respect to the acquisition of Premier previously reported in the Registrant’s Current Report on Form 8-K filed on February 15, 2006 are filed herewith.

(c) Exhibits

Exhibit Number

F-1	Financial statements required by Rule 3-05 of Regulation S-X

F-14	Pro forma financial information required by Rule 11-02 of Regulation S-X

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

For The Years Ended December 31, 2005 and 2004

INDEPENDENT AUDITORS’ REPORT

Board of Directors
Premier Medical Group, Inc. and Subsidiaries
Boca Raton, Florida

We have audited the accompanying consolidated balance sheets of Premier Medical Group, Inc. and Subsidiaries (an S corporation) as of December 31, 2005 and 2004, and the related consolidated statements of operations, changes in stockholder’s equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Premier Medical Group, Inc. and Subsidiaries as of December 31, 2005 and 2004, and the results of its consolidated operations and cash flows for the years then ended, in conformity with generally accepted accounting principles of the United States of America.

The consolidated supplementary information contained on page 11 is presented for purposes of additional analysis and, although not required for a fair presentation of consolidated financial position, consolidated results of operations, and consolidated cash flows, was subjected to the audit procedures applied in the audit of the basic consolidated financial statements. In our opinion, the accompanying consolidated supplementary information is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole and should be read in conjunction with those statements.

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in these consolidated financial statements.

Friedman, Cohen, Taubman & Company, LLC
Certified Public Accountants

November 16, 2006
Plantation, Florida

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

December 31,	2005	2004

ASSETS

CURRENT ASSETS
Cash and equivalents	$145,112	$-
Accounts receivable (Note 2)	1,488,561	1,900,846
Due from affiliates	9,000	-
Due from stockholder	30,966	-
TOTAL CURRENT ASSETS	1,673,639	1,900,846

PROPERTY AND EQUIPMENT, NET (NOTE 3)	85,616	84,228

OTHER ASSETS	3,631	3,631

TOTAL ASSETS	$1,762,886	$1,988,705

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Bank overdraft	$-	$57,271
Accrued liabilities	131,294	176,010
Due to stockholder	-	213,015
TOTAL CURRENT LIABILITIES	131,294	446,296

TOTAL LIABILITIES	131,294	446,296

COMMITMENTS AND CONTINGENCIES (NOTE 6)

STOCKHOLDER'S EQUITY	1,631,592	1,542,409

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY	$1,762,886	$1,988,705

See accompanying notes to the consolidated financial statements and independent auditors' report.

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations

For The Years Ended December 31,	2005	2004

REVENUES	$5,422,389	$5,359,119

OPERATING EXPENSES
Employee costs	2,452,777	2,586,593
General and administrative expenses	924,356	1,221,759
Selling expenses	1,152,903	1,398,783
TOTAL OPERATING EXPENSES	4,530,036	5,207,135

INCOME BEFORE OTHER INCOME (EXPENSES)	892,353	151,984

OTHER INCOME (EXPENSES)
Interest	1,279	345
Insurance settlement	-	(1,000,000)
Depreciation	(5,449)	(4,881)
TOTAL OTHER INCOME (EXPENSES)	(4,170)	(1,004,536)

NET INCOME (LOSS)	$888,183	$(852,552)

See accompanying notes to the consolidated financial statements and independent auditors' report

PREMIER MEDICAL GROUP, INC. AND
SUBSIDIARIES
Consolidated Statements of Changes in Stockholder's Equity

For The Years Ended December 31, 2005 and 2004
	Shares of
	Common			Total
$10 par value; 100 shares authorized,	Stock	Common	Retained	Stockholder's
51 shares issued and outstanding	Issued	Stock	Earnings	Equity

BALANCE AT DECEMBER 31, 2003	51	$510	$2,523,951	$2,524,461

NET (LOSS)		-	(852,552)	(852,552)

DISTRIBUTIONS		-	(129,500)	(129,500)

BALANCE AT DECEMBER 31, 2004	51	510	1,541,899	1,542,409

NET INCOME		-	888,183	888,183

DISTRIBUTIONS		-	(799,000)	(799,000)

BALANCE AT DECEMBER 31, 2005	51	$510	$1,631,082	$1,631,592

See accompanying notes to the consolidated financial statements and independent auditors' report.

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows

For The Years Ended December 31,	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Receipts
Cash received from insurance companies and others	$5,835,953	$5,815,501
	5,835,953	5,815,501
Disbursements
Cash paid to suppliers and others	4,614,718	6,050,834
	4,614,718	6,050,834

NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES	1,221,235	(235,333)

CASH FLOWS FROM INVESTING ACTIVITIES:
Disbursements
Capital expenditures	6,837	1,230
	6,837	1,230

NET CASH USED FOR INVESTING ACTIVITIES	(6,837)	(1,230)

CASH FLOWS FROM FINANCING ACTIVITIES:
Receipts
Loan received from stockholder	-	213,015
Increase in bank overdraft	-	57,271
	-	270,286
Disbursements
Decrease in bank overdraft	57,271	-
Repayment of stockholder loan	213,015	-
Stockholder distributions	799,000	129,500
	1,069,286	129,500

NET CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES	(1,069,286)	140,786
NET INCREASE (DECREASE) IN CASH	145,112	(95,777)
CASH AND EQUIVALENTS - BEGINNING OF THE YEAR	-	95,777

CASH AND EQUIVALENTS - END OF THE YEAR	$145,112	$-

See accompanying notes to the consolidated financial statements and independent auditors' report.

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Continued)

For The Years Ended December 31,	2005	2004

RECONCILIATION OF NET INCOME (LOSS) TO NET CASH
PROVIDED BY (USED FOR) OPERATING ACTIVITIES:

Net income (loss)	$888,183	$(852,552)

Adjustments to reconcile net income (loss) to net cash
provided by (used for) operating activities:
Depreciation and amortization	5,449	4,881
	893,632	(847,671)

Changes in assets and liabilities:
Decrease in accounts receivable	412,285	456,037
Increase in due from stockholder	(39,966)	-
Increase (decrease) in accrued liabilities	44,716)	156,301
Total changes in assets and liabilities	327,603	612,338

NET CASH PROVIDED BY (USED FOR) OPERATING
ACTIVITIES	$1,221,235	$(235,333)

See accompanying notes to the consolidated financial statements and independent auditors' report.

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

Premier Medical Group, Inc. was incorporated in the state of Florida on July 16, 1993. The Company conducts a diagnostic imaging business which offers Nerve Conduction Velocity (“NCV”) testing through various clinics and other health care professionals to their clients.

Principles of Consolidation

The consolidated financial statements include the accounts of Premier Medical Group, Inc. and its wholly-owned subsidiaries Premier Professional Services, LLC, Atlas Medical Group, Inc., Prism Diagnostics, Inc, Comprehensive Medical Group, Inc., Optimal Medical Group, LLC, Neurological Medical Associates of N.J., LLC, Providers Medical Group, LLC, Neurological Consultants, LLC, Neurological Services, Inc. and West Center Medical Group, Inc.. All material inter-company balances and transactions have been eliminated in the consolidated financial statements.

Basis of Presentation

The Company’s policy is to prepare the financial statements on the accrual basis of accounting in conformity with generally accepted accounting principles. Revenues are recognized in the period in which they are earned. Expenses are recognized in the period in which they are incurred.

Cash and Equivalents

Cash and equivalents consist of time deposits and all liquid instruments with maturities of three months or less.

Accounts Receivable

Substantially all of the accounts receivable are due from third party payors such as insurance companies. Accounts receivable have been recorded at their established charges and reduced by the estimated contractual adjustments and uncollectible accounts. Contractual adjustments result from the differences between the rates charged for services performed and reimbursements by third party payors. The Company considers the terms of the payor contracts in effect and historical collections to calculate the allowance for contractual adjustments and uncollectible accounts. Receivables are generally collected within industry norms from the third party payors however, the services provided and related reimbursements are subject to changes that could result in collections that differ from the estimates.

Fixed Assets

Property and equipment is recorded at cost, less accumulated depreciation. Expenditures for major betterments and improvements that extend the lives of the assets are capitalized, while repairs and maintenance that do not improve or extend the lives of the assets are charged to expense currently. Depreciation is provided principally on accelerated methods over the estimated useful lives of the assets which are as follows:

Office furniture and fixtures	5 to 7 years
Computer software	3 years
Computer and testing equipment	5 to 7 years
Transportation equipment	5 years
Other	5 years

NOTE 1.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the related carrying amount may not be recoverable. When required, impairment losses are recognized based on the excess of the asset’s carrying amount and fair value less costs to sell.

Revenue Recognition

Revenue from diagnostic imaging services consists of net patient fees for service revenue. Net patient service revenue is recognized when diagnostic imaging services are rendered. Net patient service revenue is recorded net of contractual adjustments and other arrangements for providing services at less than established patient billing rates. Allowances for contractual adjustments and uncollectible accounts are provided for accounts receivable based on estimated collection rates. The Company estimates contractual allowances based on differences between the rates charged for services performed and reimbursements by third party payors. The Company adjusts the contractual allowance rates, as changes to the factors discussed above become known. As these factors change, the historical collection experience is revised accordingly in the period known. These allowances are reviewed periodically and adjusted based on historical payment rates. Depending on the changes made in the contractual allowance rates, net revenue may increase or decrease.

Income Taxes

The Company, with the consent of its stockholder, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the stockholder of an S corporation is taxed on the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period reported. Actual results could differ from those estimates. Estimates are used when accounting for allowance for doubtful accounts, contractual allowances, depreciation, accrued liabilities, and contingencies.

NOTE 2.	ACCOUNTS RECEIVABLE

Accounts receivable at December 31, consists of:	2005	2004

Accounts receivable	$9,143,493	$11,675,956
Less allowance for contractual adjustments and
uncollectible accounts	(7,654,932)	(9,775,110)

	$1,488,561	$1,900,846

NOTE 3.	PROPERTY AND EQUIPMENT Property and equipment, which is stated at cost, at December 31, consists of the following:

	2005	2004
Computer software	$13,362	$13,362
Office furniture and fixtures	23,065	23,065
Computer and testing equipment	73,957	67,120
Transportation equipment	98,862	98,862
Other	1,230	1,230
	210,476	203,639
Less accumulated depreciation	(124,860)	(119,411)

	$85,616	$84,228

Depreciation expense for the years ended December 31, 2005 and 2004 amounted to $5,449 and $4,881, respectively.

NOTE 4.

The Company is related to several other entities through common ownership and control. The Company received management fees from Premier Health Services LLC (an unconsolidated affiliate owned by Dena Goldstein) during the years ended December 31, 2005 and 2004 that amounted to $1,545,000 and $495,000, respectively. This amount is included in revenues in these consolidated financial statements in the years earned.

NOTE 5.	SUBSEQUENT EVENT

On February 10, 2006, the stockholder of the Company sold all of his outstanding capital stock to Banyan Corporation. Effective as of the date of sale, the principal operating stockholder entered into a one-year employment agreement with the acquiring company.

NOTE 6.	COMMITMENTS AND CONTINGENCIES

Pending or Threatened Litigation or Claims

The Company is subject to legal proceedings and other claims that arise in the ordinary course of business. In the opinion of management, the amount of ultimate liability, if any, in excess of applicable insurance coverage, is not likely to have a material effect on the financial condition, results of operations or liquidity of the Company. However, the outcome of litigation or other legal claims is difficult to predict and significant changes in the estimated exposures could occur.

Lease Commitments

The Company has three separate operating lease agreements for office facilities. The leases expire on October 31, 2006. Monthly rent payments amount to $6,128. The future minimum rent payment due is $61,280 for the year 2006.

Total rent expense for the years ended December 31, 2005 and 2004, amounted to $148,202 and $145,166, respectively.

NOTE 6.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

State Income Taxes

The Company does not file tax returns with any state taxing authority other than Florida and California. It is management’s opinion that the Company is not required to file returns in other states. In the event that the states, in which payroll exist, determine the Company has nexus, the potential liabilities from 2002 through December 31, 2005 would be approximately $18,000.

PREMIER MEDICAL GROUP, INC. AND SUBSIDIARIES
Supplementary Information - Consolidated Operating Expenses

For The Years Ended December 31,	2005	2004
EMPLOYEE COSTS
Salaries and wages	$1,974,396	$2,125,044
Payroll taxes	152,404	152,970
Employee auto reimbursement	258,093	259,941
Employee benefits	14,621	8,886
Insurance - life, health and disability	43,175	27,731
Workers' compensation insurance	10,088	12,021
TOTAL EMPLOYEE COSTS	2,452,777	2,586,593
GENERAL AND ADMINISTRATIVE EXPENSES
Advertising and promotion	20,632	63,388
Automobile	41,154	33,565
Bank charges	7,228	7,738
Billing service	17,096	-
Computer supply	24,065	10,338
Contributions	300	8,750
Credit card fees	1,926	1,633
Equipment rental	53,309	89,369
Insurance	7,450	12,001
Legal and professional fees	324,385	507,380
Licenses and taxes	8,434	1,752
Meals and entertainment	46,631	40,242
Medical supplies	33,335	38,782
Office supplies	12,443	11,177
Other	9,447	36,020
Postage and courier service	96,328	116,807
Rent	148,202	145,166
Repairs and maintenance	1,961	14,236
Telephone	70,030	83,415
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	924,356	1,221,759
SELLING EXPENSES
Travel	571,998	649,051
Neurological interpretation fees	211,654	264,914
Sales commission	369,251	484,818
TOTAL SELLING EXPENSES	1,152,903	1,398,783
TOTAL OPERATING EXPENSES	$4,530,036	$5,207,135

See independent auditors' report.

BANYAN CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Attached hereto is the unaudited condensed pro forma consolidated balance sheet as of December 31, 2005 and the unaudited condensed pro forma consolidated statement of operations for the year ended December 31, 2005 reflecting the acquisition of Premier Medical Group, Inc. and its subsidiaries and affiliates, and including the notes to the unaudited pro forma financial statements.

On February 10, 2006, Banyan Corporation, (the “Company”) purchased all of the outstanding equity securities of the constituent entities of a diagnostic imaging business, Premier Medical Group, Inc and its subsidiaries and affiliates (“PMG”) in exchange for $2,000,000 in cash at closing, 14,285,714 shares of common stock valued at $142,857payable of $100,000 plus an amount equal to the pre-closing accounts receivable that are actually collected, estimated at $2,020,000. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the acquisition as if the purchase had been consummated on December 31, 2005. The accompanying unaudited condensed pro forma consolidated statement of operations for the year ended December 31, 2005, gives effect to the acquisition as if the purchase had been consummated on January 1, 2005. The historical financial statements of PMG (included herein) are as of and for the years ended December 31, 2005 and 2004.

The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the historical financial statements of PMG (included herein) as well as those of the Company. The unaudited condensed pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that actually would have occurred had either transaction occurred before February 10, 2006 or to project the Company’s financial position or results of operations to any future period.

BANYAN CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2005
(Expressed in US Dollars)

			Pro forma
	Banyan	Premier M edical	Acquisition		Pro forma
	Corporation	Group, Inc. (PMG)	of PMG		Consolidation
	(Historical)	(Historical)
ASSETS

Current assets:
Cash and cash equivalents	$2,206	$145,112	$-		$147,318
Accounts receivable	243,130	1,488,561	-		1,731,691
Due from affiliates	-	9,000	(9,000	) (a)	-
Due from stockholder	-	30,966	(30,966	) (a)	-
Current portion of note
receivable	66,882	-	-		66,882

Total current assets	312,218	1,673,639	(39,966)		1,945,891

Note receivable	732,642	-	-		732,642
Property and equipm ent, net	-	85,616	-		85,616
Intangible Asset - customer
list, net	659,167	-	-		659,167
Deferred finance fees, net	157,039	-	-		157,039
Goodwill	-	-	2,086,611	(a)	2,086,611
Other assets, net	-	3,631	-		3,631

	$1,861,066	$1,762,886	$2,046,645		$5,670,597

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable and
accrued liabilities	$640,025	$131,294	$-		$771,319
Accrued interest	122,148	-	160,000	(b)	282,148
Other liabilities	182,844	-	-		182,844
Debt settlement	303,602	-	-		303,602
Current portion of
convertible notes	147,681	-	-		147,681
Notes payable
Related parties	107,157	-	-		107,157
Others	88,840	-	1,535,380	(a)	1,624,220

Total current liabilities	1,592,297	131,294	1,695,380		3,418,,971

Convertible note	880,282	-	666,667	(b)	1,546,949
Notes payable	90,000	-	-		90,000

	2,562,579	131,294	2,362,047		5,055,920

Stockholders' equity (deficit)	(701,513)	1,631,592	(315,402	) (c)	(614,677)

	$1,861,066	$1,762,886	$2,046,645		$5,670,597

BANYAN CORPORATION
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(Expressed in US Dollars)

			Pro forma
	Banyan	Premier Medical	Acquisition		Pro forma
	Corporation	Group, Inc. (PMG)	of PMG		Consolidation
	(Historical)	(Historical)

Revenue, net	$1,090,790	$5,422,389	$-		$6,513,179

Selling, general and
administrative expenses	2,112,421	4,530,036	-		6,642,457

Income (loss) from operations	(1,021,631)	892,353	-		(129,278)

Other expense

Management compensation	(462,000)	-	-		(462,000)
Stock com pensation	(997,211)	-	-		(997,211)
Amortization expense	(40,833)	(5,449)	-		(46,282)
Loss on settlement of debt	(250,000)	-	-		(250,000)
Interest income	9,998	1,279	-		11,277
Interest expense:
Related parties	(7,150)	-	-		(7,150)
Other	(1,876,990)	-	(826,667	) (b)	(2,703,657)

Net income (loss)	$(4,645,817)	$888,183	$(826,667)		$(4,584,301)

Net loss per common share:

Basic and diluted	$(0.05)				$(0.04)

Weighted average num ber
of comm on shares-
outstanding - basic and
diluted	94,038,833		14,285,714	(d)	108,324,547

BANYAN CORPORATION
NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET AND STATEMENT
OF OPERATIONS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2005
(Expressed in US Dollars)

On February 10, 2006, Banyan Corporation, (the “Company”) purchased all of the outstanding equity securities of the constituent entities of a diagnostic imaging business, Premier Medical Group, Inc., Atlas Medical Group, Comprehensive Medical, Neurological Medical Associates of N.J, LLC, Neurological Consultants, LLC, Neurological Services, Inc., Optimal Medical Group, LLC, Premier Health Services, LLC, Premier Imaging, LLC, Premier Professional Services, LLC, Providers Medical Group, LLC, Prism Diagnostics, Inc., West Center Medical Group, Inc., Premier SD, LLC and Premier Integra Services, LLC (hereinafter collectively referred to as “Premier”) from Dr. Brad Goldstein (“Dr. Goldstein”) the founder, owner and operator of Premier. As a result of the purchase, all of the assets and liabilities of the business have been transferred to the Company. The Company completed the acquisition of Premier pursuant to a Stock Purchase Agreement with Dr. Goldstein. Under the agreement, the Company paid Dr. Goldstein $2,000,000 in cash at closing plus 14,285,714 shares of common stock valued at $142,857. The Company also agreed to pay Dr. Goldstein an additional $100,000 and an amount equal to the pre-closing accounts receivable that are actually collected, estimated at $2,020,000, once Premier’s cash flow permits these additional payments to be made.

The acquisition is recorded under the purchase method. There is no significant accounting policy differences or other items, which required adjustment in the unaudited condensed pro forma consolidated financial statements.

Entry (a):

To reflect the February 10, 2006 acquisition of all outstanding equity securities of Premier in exchange for 14,285,714 shares of the Company’s common stock, valued at $142,857 ($0.01 per share, which was based on the market price of the Company’s common stock as of February 10, 2006), $2,000,000 cash and $100,000 note payable plus pre-closing accounts receivable. The Goodwill represents the purchase price in excess of the fair value of assets acquired as at February 10, 2006. Due from affiliates, stockholder and stockholder’s equity is eliminated on the date of acquisition. The balance is due to Premier’s owner.

Entry (b):

Banyan entered into an agreement with an investment group to finance the $2,000,000 paid to Premier’s owner from the sale of convertible notes for three years with 8% annual interest payable quarterly. The notes are convertible into shares of the Company’s common stock at the holder’s option. For each $1.00 of notes fifteen warrants are attached to purchase one share of the Company’s common stock. The warrants are valued at $140,000 and a beneficial conversion in the amount of $1,860,000 has been deducted from the face value of the notes and is amortized over the three-year term of the note as interest expense.

To reflect the agreement as if it had been consummated on January 1, 2005, the same date than the purchase, an interest expense in the amount of $160,000 has been recorded as well as the amortization of the beneficial conversion in the amount of $666,667.

Entry (c):

To reflect the elimination of Premier stockholder’s equity, the issuance of 14,285,714 shares valued at $142,857, the warrants valued at $140,000, the beneficial conversion of $1,860,000, the interest expense of $160,000 and the amortization of the beneficial conversion in the amount of $666,667.

Entry (d):

To record the pro forma weighted average number of common shares outstanding.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION

Date: November 30, 2006

	By	/s/ Michael J. Gelmon
Michael J. Gelmon, Chief Executive Officer

/s/ Cory H. Gelmon
Cory H. Gelmon, President, Chief Financial Officer,
Principal Accounting Officer and Director